UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 6, 2017

COPSYNC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37613	98-0513637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16415 Addison Road, Suite 300,
Addison, Texas 75001
(Address of Principal Executive Offices)

(972) 865-6192
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 6, 2017, COPsync, Inc. (the “Company”) entered into a Securities Purchase Agreement (“Purchase Agreement”) with an institutional investor (the “Lender”), pursuant to which the Company issued to the Lender a secured convertible promissory note in the aggregate principal amount of $330,000 (the “Note”) for an aggregate purchase price of $300,000 and a warrant with a term of five years to purchase up to 825,000 shares of common stock of the Company at an exercise price of $0.345 per share (the “Warrant”).

The principal due under the Note accrues interest at a rate of 5% per annum. All principal and accrued interest under the Note is due on April 6, 2018 and is convertible into shares of the Company’s common stock at a conversion price equal to $0.20, subject to adjustment upon the occurrence of certain events.  The Note includes customary events of default including non-payment of the principal or accrued interest due on the Note. Upon an event of default, all obligations under the Note will become immediately due and payable and the Company will be required to make certain payments to the Lender.

 In connection with the Purchase Agreement, the Company entered into a security agreement, dated as of April 6, 2017, with the Lender (the “Security Agreement”) pursuant to which the Company granted a security interest in certain account receivables of the Company to secure the Company’s obligations under the Note.

The Company also entered into a registration rights agreement, dated as of April 6, 2017, with the Lender (the “Registration Rights Agreement”) pursuant to which the Company agreed to register all of the shares of Common Stock issuable upon the exercise of the Warrant and conversion of the Note on a registration statement to be filed with the Securities and Exchange Commission within 30 calendar days following the closing date of the offering and to cause the registration statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) as soon as possible.

The foregoing summaries of the terms of the Note, the Warrant, the Purchase Agreement, the Security Agreement and the Registration Rights Agreement are subject to, and qualified in their entirety by, the agreements and instruments attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, and 10.3, respectively, which are incorporated by reference herein.
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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Note, the Warrant, the Purchase Agreement and the related agreements is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuance of the Note and the Warrant is incorporated herein by reference. The issuance of the Note and the Warrant was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Secured Convertible Promissory Note issued to Lender
4.2	Form of Common Stock Purchase Warrant
10.1	Securities Purchase Agreement, dated as of April 6, 2017, by and among the Company and the Lender
10.2	Security Agreement, dated as of April 6, 2017, by and among the Company and the Lender
10.3	Registration Rights Agreement, dated as of April 6, 2017, by and among the Company and the Lender

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2017

COPSYNC, INC.

By:	/s/ Philip J. Anderson
Name:	Philip J. Anderson
Title:	Chief Financial Officer Interim Chief Executive Officer